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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - February 10, 2000


                         TOLLGRADE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              000-27312                                   25-1537134
       ------------------------               ---------------------------------
       (Commission File Number)               (IRS Employer Identification No.)


                                 493 NIXON ROAD
                          CHESWICK, PENNSYLVANIA 15024
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip code)

                                 (724) 274-2156
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

By release dated February 10, 2000, Tollgrade Communications, Inc. announced a 2 for 1 stock split of its outstanding shares of common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Tollgrade Communications, Inc. Press Release, dated
                  February 10, 2000 announcing the matter referenced in Item 5 above.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOLLGRADE COMMUNICATIONS, INC.

Date:   February 10, 2000                        By: /s/  Christian L. Allison
                                                    ---------------------------
                                                    Christian L. Allison
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-K)

Exhibit
Number            Description and Method of Filing
-------           --------------------------------
99.1              Press Release dated February 10, 2000, filed herewith.